Exhibit 99.1

DATA443 ACQUIRES ARCMAIL™ - LEADING DATA ARCHIVING PLATFORM

Culmination of Two-Year Licensing Agreement Leads to Acquisition of Full Intellectual Property, Opening New Expansion Opportunities and Competitive Markets

RESEARCH TRIANGLE PARK, NC, February 19, 2021 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company, is pleased to announce that it has acquired all rights to the data archiving platform ArcMail, representing its first acquisition of 2021. This follows a two-year exclusive license agreement with ArcMail that was previously announced on February 11, 2019. The acquisition has closed, and all assets have been transferred. Terms of the transaction were not disclosed.

Founded in 2005, ArcMail is a pioneer and leader in the enterprise information and email archiving market. ArcMail offers customers a broad array of cost-effective, easy-to-use archiving solutions with comprehensive and tailorable features that ensure secure, compliant email, file, and other electronic data retention, storage, and retrieval. ArcMail solutions support all eDiscovery requests for electronically stored information for all regulated industries – Data Privacy, Healthcare, Financial Services, Legal Services, Government and Education. Key ArcMail product features include full-text indexing, granular retention rules; secure and customizable access and permissions; basic and advanced Boolean search; litigation and legal holds; and extensive import and export capabilities that accelerate and simplify eDiscovery requests and compliance audits.

Jason Remillard, CEO of Data443, commented, “Over the last two years the ArcMail product suite has been a tremendous differentiator for our Global Privacy Manager™ offering. We are the only privacy and governance suite provider in the marketplace that provides data archiving solutions (on premise or in the cloud) for Office365, Google Suite, OneDrive, DropBox, and many other configurations. Privacy enablement for the GDPR, CPRA, or general FOIA requests continue to grow in complexity and burden for organizations of all sizes, and we continue to provide a fit-for-purpose solution for them.”

“Over the initial licensing period, Data443 has focused heavily on the customer base and has converted 100% of active customer base to an Annual Run Rate (ARR) subscription term. Our decision to acquire all rights to the ArcMail platform was an easy decision. The last 2 years has validated the continued demand for the ArcMail platform. We believe the acquisition will be seamless, with none of the integration costs or assimilation time delays commonly associated with acquisitions. This represents another important step in Data443’s continued differentiation from its competitors by offering a real technology stack with an active, vibrant customer base, growing feature sets, and significant investments in new features and capabilities. Our continued efforts in Data Privacy and Security compliance, governance, and enablement services continues to win customers, partners and analysts worldwide – it is solutions like these that help us get there,” added Mr. Remillard.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is the de facto industry leader in Data Privacy Solutions for All Things Data Security™, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by: (i) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (ii) DATAEXPRESS®, the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide; (iii) ArcMail™, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (iv) ClassiDocs® the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD, and GDPR compliance; (v) ClassiDocs™ for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (vi) Data443™ Global Privacy Manager™, the privacy compliance and consumer loss mitigation platform which is integrated with ClassiDocs™ to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs™; (vii) Resilient AccessTM, which enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others; (viii) Data443™ Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; (ix) the CCPA Framework WordPress plugin, which enables organizations of all sizes to comply with the CCPA privacy framework; (x) FileFacets®, a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops; (xi) the GDPR Framework WordPress plugin, with over 30,000 active users and over 400,000 downloads it enables organizations of all sizes to comply with the GDPR and other privacy frameworks; and (xii) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on April 17, 2020; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

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Investor Relations Contact:

Matthew Abenante

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